Schedule of Investments January 31, 2022 (Unaudited)

Jackson Square International Growth Fund

Description	Shares	Value
COMMON STOCKS - 93.4%
Australia - 3.5%
Atlassian - Class A*	979	$317,529

Brazil - 5.1%
Arco Platform - Class A*	6,987	147,775
MercadoLibre*	272	307,920

		455,695

Canada - 6.4%
Canadian Pacific Railway	4,824	344,434
Shopify*	238	229,489

		573,923

China - 1.7%
GDS Holding - Class A - ADR*	3,421	150,114

Denmark - 6.8%
DSV (a)	1,858	377,510
Vestas Wind Systems (a)	8,593	232,530

		610,040

France - 19.0%
Airbus* (a)	2,987	381,418
L’Oreal (a)	699	298,574
LVMH Moet Hennessy Louis Vuitton (a)	462	379,475
Safran (a)	2,134	258,360
Sartorius Stedim Biotech (a)	867	380,187

		1,698,014

Germany - 4.3%
Delivery Hero* (a)	1,790	138,169
Puma (a)	2,332	249,412

		387,581

Israel - 1.9%
Wix.com*	1,281	168,285

Italy - 2.9%
Stevanato Group*	15,041	261,262

Japan - 8.1%
Freee KK* (a)	4,031	159,353
MonotaRO (a)	12,174	200,028
Recruit Holdings (a)	7,484	369,924

		729,305

Netherlands - 10.4%
Adyen* (a)	173	352,035
ASML Holding (a)	521	352,868
Universal Music Group (a)	9,171	226,423

		931,326

Singapore - 1.7%
Sea - ADR*	995	149,558

Switzerland - 4.8%
Lonza Group (a)	622	428,833

Taiwan - 4.5%
Taiwan Semiconductor Manufacturing - ADR	3,263	400,142

United Kingdom - 7.2%
Experian (a)	5,380	224,711
Farfetch - Class A*	7,228	156,920
Intertek Group (a)	3,631	263,503

		645,134

United States - 5.1%
Aon - Class A	877	242,438
Lululemon Athletica*	635	211,938

		454,376

TOTAL COMMON STOCKS (Cost $9,220,700)		8,361,117

SHORT-TERM INVESTMENT - 6.8%
Money Market Deposit Account - 6.8%
U.S. Bank N.A., 0.00% (b)
Total Money Market Deposit Account	610,252	610,252

TOTAL SHORT-TERM INVESTMENT (Cost $610,252)		610,252

Total Investments - 100.2% (Cost $9,830,952)		8,971,369
Other Assets and Liabilities, Net - (0.2)%		(13,501)

Total Net Assets - 100.0%		$8,957,868

*	Non-income producing security.

ADR - American Depositary Receipt

(a)	Level 2 Security.
(b)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2022.

At January 31, 2022, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Industrials#	29.6%
Information Technology	23.8%
Consumer Discretionary	17.8%
Health Care	12.0%
Short-Term Investment	6.8%
Communication Services	4.2%
Consumer Staples	3.3%
Financials	2.7%
Other Assets and Liabilities, Net	(0.2)%

Total	100.0%

#

As of January 31, 2022, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The industrials sector may be more sensitive to changes in supply and demand, government regulations, world events, and economic conditions.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,087,804	$5,273,313	$—	$8,361,117
Short-Term Investment	610,252	—	—	610,252

Total Investments in Securities	$3,698,056	$5,273,313	$—	$8,971,369

Refer to the Schedule of Investments for further information on the classification of investments.